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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                            -------------------------

        Date of Report (Date of earliest event reported) : June 15, 2000

                          MERRILL LYNCH DEPOSITOR, INC.
            (ON BEHALF OF PUBLIC STEERS(R) SERIES 1998 MCIC-P1 TRUST)
             (Exact name of registrant as specified in its charter)

           DELAWARE             333-29015                    13-3891329
           (State or other      (Commission                (I. R. S. Employer
           jurisdiction  of      File Number)              Identification No.)
           incorporation)

         WORLD FINANCIAL CENTER,                                     10281
           NEW YORK,  NEW YORK                                     (Zip Code)
          (Address of principal
            executive offices)
                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

           Not Applicable

ITEM 2.           ACQUISITION OF DISPOSITION OF ASSETS

           Not Applicable

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

           Not Applicable

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

           Not Applicable


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ITEM 5.             OTHER EVENTS

           99.1 Distribution to holders of the Public STEERS(R) Series 1998 MCIC-P1 Trust Class A Certificates on June 15, 2000.

ITEM 6.             RESIGNATION OF REGISTRANT'S DIRECTORS

           Not Applicable

ITEM 7.             FINANCIAL STATEMENTS AND EXHIBITS

           (a)      Financial statements of business acquired.

                    Not applicable

           (b)      Pro forma financial information.

                    Not Applicable

           (c)      Exhibits.

                    99.1 Trustee's report in respect of the June 15, 2000 distribution to holders of the Public STEERS(R) Series 1998 MCIC-P1 Trust Class A Certificates.

ITEM 8.             CHANGE IN FISCAL YEAR

           Not Applicable

ITEM 9.             SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

           Not Applicable

                                        SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             MERRILL LYNCH DEPOSITOR, INC.

         Date:    06/16/00                        By:      /s/ Barry Finkelstein
                                                  Name:    Barry Finkelstein
                                                  Title:   President


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                                  EXHIBIT INDEX


                   99.1 Trustee's report in respect of the June 15, 2000 distribution to holders of the Public STEERS(R) Series 1998 MCIC-P1 Trust Class A Certificates.